UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
Filed by the Registrant  |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box: |_|


|_| Preliminary Proxy Statement         |_| Confidential, For Use of the
                                            Commission Only (aspermitted by
|X| Definitive Proxy Statement             Rule 14a-6(e)(2))
|_| Definitive Additional Materials
|_| Soliciting Materials Pursuant to
    ss. 240.14a-12

                               BIZCOM U.S.A., INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:



|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid:

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      (4)   Date Filed:

                               BIZCOM U.S.A., INC.
                         5440 NW 33RD AVENUE, SUITE 106
                         FORT LAUDERDALE, FLORIDA 33309

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 6, 2003

         TO OUR SHAREHOLDERS:

         You are cordially invited to attend the 2003 annual meeting of the shareholders of BizCom U.S.A., Inc., ("BizCom" or the "Company") which will be held at The Westin Hotel, 400 Corporate Drive, Fort Lauderdale, Florida 33334 on December 6, 2003 at 9:30 a.m., Eastern Standard Time. At the meeting, shareholders will vote on the following matters:

         1. The election of one director, to serve for a term of office to expire at the third succeeding annual meeting of shareholders after this annual meeting;

         2.       To approve the adoption of our 2003 Stock Option Plan;

         3. To ratify the appointment of the independent auditing firm, Daszkal Bolton LLP, for our fiscal year ending June 30, 2004; and

         4. To transact such other business as may properly come before the annual meeting, including any adjournments or postponements of the meeting.

If you own shares of our common stock as of the close of business on November 14, 2003, you can vote those shares by proxy or at the meeting.


                                       By order of the Board of Directors,


                                       /s/ Hanan "Hank" Klein
                                       Hanan "Hank" Klein
                                       CHAIRMAN OF THE BOARD AND SECRETARY

November 19, 2003

YOUR VOTE IS IMPORTANT. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY OR PROXIES, AS THE CASE MAY BE, AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

                                TABLE OF CONTENTS

About the Meeting                                                              1

What is the purpose of the annual meeting?                                     1

Who is entitled to notice of, and to vote at the meeting?                      1

Who can attend the meeting?                                                    1

What constitutes a quorum?                                                     1

How do I vote?                                                                 2

Can I vote by telephone or electronically?                                     2

Can I change my vote after I return my proxy card(s)?                          2

What are the board's recommendations?                                          2

What vote is required to approve each item?                                    3

What is the effect of "broker non-votes"?                                      3

Who pays for the preparation of the proxy?                                     4

Can I see a list of the shareholders entitled to vote?                         4

What should I have received to enable me to vote?                              4

Security Ownership                                                             4

Proposal 1 - Election of Directors                                             5

Management                                                                     6

Committees of the Board of Directors                                           8

Corporate Governance                                                           8

Executive Compensation                                                         9

Summary Compensation Table                                                     9

Stock Option Grants                                                            9

Proposal 2--Adoption of Our 2003 Stock Option Plan                            10

Background and Purpose                                                        10

Description of the Plan                                                       10

Administration of the Plan                                                    10

ISO's Generally                                                               11

Federal Income Tax Consequences of the Plan                                   11

Section 162 Limitations                                                       12

Importance of Consulting Tax Adviser                                          12

Proposal 3 - Ratification of the Appointment of the Independent
Auditing Firm, Daszakal Bolton LLP, for our Current Fiscal Year               13

Certain Relationships and Related Transactions                                14

Fees Paid to our Independent Auditors                                         15

Miscellaneous                                                                 15

Annual Report on Form 10-KSB/A                                                15

Section 16(a) Beneficial Ownership Reporting Compliance                       15

Other Matters                                                                 16

                               BIZCOM U.S.A., INC.
                         5440 NW 33RD AVENUE, SUITE 106
                         FORT LAUDERDALE, FLORIDA 33309
                       ___________________________________

                                 PROXY STATEMENT
                       ___________________________________

         Our board of directors is soliciting proxies from the holders of our common stock to be voted at our 2003 annual meeting of shareholders to be held on December 6, 2003, beginning at 9:30 a.m. Eastern Standard Time, at The Westin Hotel, 400 Corporate Drive, Fort Lauderdale, Florida 33334, and at any adjournments or postponements thereof.

         We are first mailing this proxy statement and the enclosed form of proxy or proxies, as the case may be, on or about November 19, 2003. We are sending this proxy statement in connection with the proxy solicitation. You should review the information provided herein in conjunction with our 2003 annual report, which accompanies this proxy statement. Our principal executive office is located at 5440 NW 33rd Avenue, Fort Lauderdale, Florida 33309 and our telephone number is (954) 777-5040.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At the annual meeting, shareholders will act upon the matters outlined in the accompanying notice of meeting, including the election of one director, to approve the adoption of our 2003 Stock Option Plan, and the ratification of the appointment of the independent auditing firm, Daszkal Bolton LLP, for our fiscal year ending June 30, 2004.

WHO IS ENTITLED TO NOTICE OF, AND TO VOTE AT THE MEETING?

         Only shareholders of record at the close of business on the record date, November 14, 2003 are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

         All shareholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate combined voting power of the shares of common stock (one vote per share) outstanding as of the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 15,764,750 shares of our common stock were issued and outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting but will not be counted as votes cast "for" or "against" any given matter.

         If less than a majority of the aggregate voting power of the outstanding shares of common stock entitled to vote are represented at the meeting, a majority of the votes present, either in person or by proxy, at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card(s), and return it to us, it will be voted as you direct. If you are a registered shareholder and you attend the meeting, you may deliver your completed proxy card(s) in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

         Voting will not be permitted by telephone or electronically.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD(S)?

         Yes. Even after you have submitted your proxy card(s), you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy card(s) bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy or proxies, as the case may be.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         Unless you give other instructions on your proxy card(s), the persons named as proxy holders on the proxy card(s) will vote in accordance with the recommendations of our board of directors. The board recommends a vote:

         o FOR the election of the nominated director slate. See "Proposal 1-- Election of Directors."

         o FOR the approval of the adoption of our 2003 Stock Option Plan. See "Proposal 2-- Adoption of our 2003 Stock Option Plan."

         o FOR the ratification of the appointment of the independent auditing firm, Daszkal Bolton LLP, for our fiscal year ending June 30, 2004. See "Proposal 3 -- Ratification of the Appointment of the Independent Auditing Firm, Daszkal Bolton LLP, for our Current Fiscal Year."

         The board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate nominees for director. In the event that any other matter should properly come before the meeting or any nominee for director is not available for election, the proxy holders will vote as recommended by the board of directors.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         ELECTION OF DIRECTORS. The affirmative vote of a majority of the votes cast, either in person or by proxy, at the meeting by the holders of the outstanding shares of our common stock (one vote per share) (at which a quorum is present to organize the meeting) is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of directors will not be voted with respect to the director indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for directors.

         ADOPTION OF OUR 2003 STOCK OPTION PLAN. The affirmative vote of a majority of the votes cast, either in person or by proxy, at the meeting by the holders of the outstanding shares of our common stock (one vote per share) (at which a quorum is present to organize the meeting) is required to approve the adoption of our 2003 Stock Option Plan. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITING FIRM, DASZKAL BOLTON LLP, FOR OUR CURRENT FISCAL YEAR. The affirmative vote of a majority of the votes cast, either in person or by proxy, at the meeting by the holders of the outstanding shares of our common stock (one vote per share) (at which a quorum is present to organize the meeting) is required to approve the ratification of the appointment of the independent auditing firm, Daszkal Bolton LLP, for our fiscal year ending June 30, 2004. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         OTHER ITEMS. In the event other items are properly brought before the shareholders at the meeting, the affirmative vote of a majority of the votes cast (either in person or by proxy) at the meeting by the holders of the outstanding shares of common stock (one vote per share) (at which a quorum is present to organize the meeting) will be required for approval. The holders of a majority of the shares of common stock present in person or represented by proxy at the meeting, including an adjourned meeting, whether or not a quorum is present, may adjourn the meeting to another time and place.

WHAT IS THE EFFECT OF "BROKER NON-VOTES"?

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO PAYS FOR THE PREPARATION OF THE PROXY?

         We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to the beneficial owners of our common stock and to request authority for the execution of proxies and we may reimburse such persons for their expenses incurred in connection with these activities.

CAN I SEE A LIST OF THE SHAREHOLDERS ENTITLED TO VOTE?

         Any shareholder of record as of the record date may look at the complete list of the shareholders that are entitled to vote at the annual meeting so long as it is for a purpose germane to the annual meeting. The list will be available in these circumstances, during normal business hours, at our offices located at 5440 NW 33rd Avenue, Suite Fort Lauderdale, Florida 33309 for a period of ten days prior to the meeting and at the meeting itself.

WHAT SHOULD I HAVE RECEIVED TO ENABLE ME TO VOTE?

         Your package from us should contain this proxy statement, the accompanying notice of annual meeting, a common stock proxy card and our 2003 annual report to shareholders. This package is being mailed on or about November 19, 2003.

                               SECURITY OWNERSHIP

         The following table shows the number of shares of common stock beneficially owned as of November 14, 2003 by the following individuals or groups:

         o each person who we know beneficially owns more than 5% of our common stock;
         o        each director;
         o        each executive officer named in the Summary Compensation
                  Table; and
         o        all of our directors and executive officers as a group.

         Unless otherwise indicated, the address for each named person is c/o BizCom U.S.A., Inc., 5440 NW 33rd Avenue, Suite 106, Fort Lauderdale, Florida 33309, and each named person has sole voting, investment and dispositive power over the shares shown below.

         The number of shares beneficially owned by each individual or group is based upon information in documents filed by such person with the Securities and Exchange Commission ("SEC") , other publicly available information or information available to us. Percentage ownership in the following table is based on 15,764,750 shares of common stock outstanding as of November 14, 2003. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our common stock subject to options or warrants that are presently exercisable or exercisable within 60 days of November 14, 2003 are deemed to be outstanding and beneficially owned by the person holding the options or warrants for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

NAME AND ADDRESS            SHARES OF COMMON STOCK BENEFICIALLY OWNED              PERCENT OF CLASS

Hanan "Hank" Klein(1)                        (2)                                            (3)

David L. George(4)                     75,000(5)                                            (3)

220 MHz License and System          1,080,000                                            6.9%
Acquisition, LLC c/o SMR
Advisory Group, L.C.,
7605 Black Olive Way,
Tamarac, FL 33321

All Current Executive Officers         75,000(2)(5)                                         (3)
and Directors as a group
(2 persons)

(1) Mr Klein is Chief Executive Officer, President, Secretary and Chairman of the Board of Directors, and a nominee for director of BizCom.

(2) Does not include 11,422 shares of which Mr. Klein may be deemed an indirect owner of such shares due to his minority interest in certain entities that sold Federal Communications Commission licenses and related communications equipment to the Company during fiscal 2003.

(3)   Represents less than 1% of the issued and outstanding shares.

(4) Mr. George is Chief Operating Officer, Chief Technical Officer, and President/Land Mobile Radio Division.

(5) Includes 75,000 shares of common stock underlying a warrant to purchase such number of shares at an exercise price of $3.00 per share through April 2012, subject to customary adjustments; 37,500 of such shares vested on July 30, 2002 and the balance, 82,500, vest 2,500 shares per month on the last business day of each month thereafter, provided Mr. George is employed with the Company on such date.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         Our bylaws provide that the number of directors of the Company will be at least one, but no more than fifteen, unless changed by amendment to the articles of incorporation and bylaws. The person set forth below is proposed to be elected as a director at the annual meeting. If elected, such director will hold office until the third succeeding annual meeting of shareholders after this annual meeting, or until his successor is duly elected and qualified. If a nominee becomes unavailable to serve as a director, the board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the board.

         For additional information regarding the nominee for director who also serves as one of our executive officers, see "Management."


                                            PRESENT POSITION WITH
                                                THE COMPANY,
                                                 PRINCIPAL
         NAME              AGE                 OCCUPATION AND                 DIRECTOR OF THE
                                            BUSINESS EXPERIENCE                COMPANY SINCE

   Hanan "Hank" Klein      62            Chairman of the Board                      2001
                                         of Directors, Chief Executive
                                         Officer, Secretary since
                                         August 2001

         VOTE REQUIRED. The election of directors will be decided by a majority of the votes cast, either in person or by proxy, at the meeting by the holders of the outstanding shares of our common stock (one vote per share) (at which a quorum is present to organize the meeting).

         The board has no reason to believe that the nominee will refuse to act or be unable to accept election; however, in the event that such nominee for a directorship to be elected is unable to accept election or if any other unforeseen contingencies should arise, it is intended that proxies will be voted for such other person(s) as may be designated by the board, unless directed by a proxy to do otherwise.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEE FOR DIRECTOR SET FORTH ABOVE.

                                   MANAGEMENT

         The following table sets forth the names, ages, positions and backgrounds of our current executive officers. Each of these executive officers serves until the election and qualification of such individual's successor or until his or her death, resignation or removal by the board of directors, subject to the terms and conditions of any employment agreements.

NAME                  AGE                    POSITION

Hanan "Hank" Klein    62      Chairman of the Board, Director,
                              Chief Executive Officer, President, and Secretary

David L. George       50      Chief Operating Officer, Chief Technical Officer,
                              President/Land Mobile Radio Division

         There are no family relationships between the directors, executive officers, significant employees or any other person who may be selected as a director or significant officer of the Company. None of the Company's directors or executive officers is a director of any company that files reports with the SEC except as otherwise disclosed below. None of the Company's directors have been involved in legal proceedings.

         All directors of the Company hold office until the next annual meeting of stockholders or until their successors are elected and qualified. Our employee directors have not received any additional compensation since inception for acting in such capacity and we have no plans to establish such a compensation plan.

         HANAN "HANK" KLEIN has been our Chairman of the Board, Director, Chief Executive Officer, President and Secretary since August 1, 2001. Mr. Klein was appointed to serve as a director for the class of directors whose term expires at the 2003 annual meeting of shareholders. Mr. Klein devotes full time to the business and affairs of the Company. From approximately January 2000 to August 2001, Mr. Klein served as president of an entity engaged in the purchase and resale of 220 MHz Specialized Mobile Radio ("SMR") equipment. From 1993 to approximately August 2001, a company owned by Mr. Klein was engaged as an independent contractor to several 220 MHz SMR systems owners pursuant to which he provided sales and marketing services to such entities.

         DAVID L. GEORGE was retained on April 26, 2002 to serve, effective April 29, 2002, as our Chief Operating Officer, Chief Technical Officer and President/Land Mobile Radio Division. Mr. George is currently and since November 1995 has been a member of the Board of Directors of Powerwave Technologies, Inc., a company which designs, manufactures and markets advanced radio frequency
(RF) power amplifiers for use in wireless communications networks worldwide, and is listed on the NASDAQ stock market. Prior to joining the Company, Mr. George was in private practice providing consulting services to participants in the wireless industry, which he will continue to do on a part-time basis provided such activities do not materially conflict with his duties to the Company. From June 2000 to June 2001, he was Executive Vice President of Operations for Securicor Wireless, Inc., a large mobile radio network provider. Mr. George was the co-founder and served as Executive Vice President and Chief Technical Officer of ComSpace Corporation ("Comspace"), formerly known as Unique Technologies International L.L.C., a wireless technology development company from February 1994 to June 2000. ComSpace filed for protection under Chapter 7 of the U.S. bankruptcy laws in March 2002. From November 1983 to February 1994, Mr. George served as Vice President, Director of Operations, Commercial Division of Uniden America. A member of the Institute of Electrical and Electronic Engineers (I.E.E.E.) for 22 years, he holds several patents relating to wireless technology and networks.

         Except as described above, no current director, officer, affiliate or promoter of the Company has within the past five years been subject to any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time, been convicted in or been the subject of any pending criminal proceedings (excluding traffic violations and other minor offenses), been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person's involvement in any type of business, securities or banking business, or been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

         Our articles of incorporation, as amended, provide for three classes of directors, and further provide that directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election. Subject to the rights of the holders of series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the directors then in office, and the directors so chosen shall hold office for a term expiring at the annual meeting of shareholders at which the term of the class to which they have been elected expires. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director.

         All directors hold office, subject to such staggered board provisions, until the next annual meeting of shareholders of the Company and until their successors are elected and qualified. Officers hold office until the first meeting of directors following the annual meeting of shareholders and until their successors are elected and qualified, subject to earlier removal by the board of directors, and subject to any employment agreements.

         There are no provisions in our articles of incorporation, as amended, or bylaws that would delay, defer or prevent a change of control, except to the extent as may be influenced by staggered board of director provisions in our articles of incorporation, as amended, and the ability of the board of directors to issue shares of preferred stock with such designations, rights and preferences as the board of directors may, in its sole discretion, determine. We have no current plans to issue any of such preferred stock.

         We currently have only one formal employment agreement with a member of our senior management team. We entered into a three year employment agreement with Mr. David George on April 26, 2002 to serve, effective, April 29, 2002 as our Chief Operating Officer, Chief Technical Officer and President of our Land Mobile Radio Division. Such agreement generally provides for an annual salary of $130,000, the grant of warrants to purchase 120,000 shares of our common stock vesting over such three year period (37,500 shares vesting as of July 30, 2002, 2,500 shares vesting as of August 30, 2002 and 2,500 shares vesting on the last business day of each month thereafter provided Mr. George is then an employee of the Company) exercisable at $3.00 per share for a period of ten years from the date of grant, subject to customary adjustments. Mr. George has the right to receive certain stock options based upon specified performance criteria relating generally to the sale of 220 MHz SMR radios and related equipment; such criteria were not met for the fiscal year ended June 30, 2003.

         Mr. Klein is currently compensated in his capacity as Chief Executive Officer at a salary of $175,000 per annum with a minimum annual bonus of $25,000, payable quarterly.

         On May 19, 2003, we retained the services of a consultant to provide financial, accounting and strategic planning services at a rate of $110,000 per year.

         We intend to retain additional senior Company management and key employees having substantial finance, marketing and sales experience in the 220 MHz SMR industry and public safety/emergency disaster relief management markets. It is anticipated that certain of such persons' compensation packages will include salary and incentive stock options. Any future issuances of stock options could dilute the voting rights and economic interests of holders of shares of common stock.

         Board actions are taken pursuant to written consents of directors; we did not have any meetings of the board during the last full fiscal year.

COMMITTEES OF THE BOARD OF DIRECTORS

         As we have only one director, we do not currently have any separate standing audit, nominating or compensation committees.

CORPORATE GOVERNANCE

         Our commitment to strong principles and the highest ethical standards is critical to our goal of driving sustained shareholder value. To that end, during the past fiscal year, our board and management have reviewed our corporate governance policies and practices against those suggested by various groups or authorities active in corporate governance and practices of other companies, as well as the requirements of the Sarbanes-Oxley Act of 2002 and the rules of the SEC.

         Based on this review, we have adopted a Code of Ethics for our Chief Executive Officer, Senior Financial Officer and persons performing similar functions.

EXECUTIVE COMPENSATION

         The following table sets forth, for the fiscal years ended June 30, 2003 and 2002, certain information regarding the compensation earned by our named executive officers. No other executive officer received an annual salary and bonus for fiscal year 2003 and 2002 in excess of $100,000 with respect to services rendered by any of such persons to the Company and its subsidiaries.

                              SUMMARY COMPENSATION TABLE
=========================================================================================

                       ANNUAL COMPENSATION                    LONG TERM COMPENSATION
                       -------------------                    ----------------------
                                                                     AWARDS
                                                                     ------

Name and                                             Other Annual  Restricted  Security
Principal         Fiscal     Salary        Bonus     Compensation    Stock     Underly
Position           Year        $             $             $        Awards $   Option #
----------        -------    ------       ------     ------------   ---------  ---------

Hanan Klein        2003     $127,692     $ 60,000         --          --          --
CEO, President     2002       36,077         --       $122,750(a)     --          --
Chairman

David George       2003     $130,000         --           --          --          --
COO                2002     $ 14,000         --           --          --       120,000

=========================================================================================

(a) Other annual compensation in 2002 to Hanan Klein was consulting fees earned and paid prior to the commencement of his receipt of full time compensation in May 2002.

         We have not entered into any Long-Term Incentive Plan Awards since inception.

         No member of management, including our prior Chief Executive Officer, Mr. Gary D. Lipson, earned more than $100,000 in the fiscal year ended June 30, 2001. Our prior Chief Executive Officer, Mr. Gary D. Lipson, did not earn any compensation for the fiscal year ended June 30, 2002 or June 30, 2001.

STOCK OPTION GRANTS

         There were no stock options or stock appreciation rights granted to any executive officers or directors in the last three fiscal years or any stock option exercises by any such persons during such time period. We awarded a warrant to purchase 120,000 shares of our common stock to our Chief Operating Officer as part of his employment agreement. See "MANAGEMENT" above.

              PROPOSAL 2 -- ADOPTION OF OUR 2003 STOCK OPTION PLAN

         Background and Purpose
         ----------------------

         We believe that stock options are important to attract, and to encourage the continued employment and service of, employees, directors and consultants. Stock options also align the interests of the option holders with those of Company stockholders.

         The purpose of the 2003 Stock Option Plan, or Plan, is to provide an additional incentive to attract and retain qualified competent persons who provide services and upon whose efforts and judgment our success is largely dependent, through the encouragement of stock ownership in us by such persons. Currently, we have 30 employees and 2 consultants who may be eligible to receive stock option grants if the Plan is approved by our shareholders.

         Shareholder approval of the adoption of the Plan is required:

         o for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, or the Code, which are further described below; and

         o by the NASDAQ (for purposes of if and when our common stock may be eligible for listing on such automated quotation system and we determine to make application for listing thereon).

         The principle provisions of the Plan are outlined below. The summary may not be complete and is qualified in its entirety by the terms of the Plan, a copy of which is attached hereto as Exhibit A. Shareholders are urged to read the actual text of the Plan in it entirety.

         Description of the Plan
         -----------------------

         The Plan generally provides for the issuance, subject to customary adjustment provisions (in share amount and exercise price per share for events such as a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event) of up to 2,000,000 shares of the Company's common stock to employees, directors, officers, consultants and advisors. The Plan will terminate when shares of common stock are no longer available for the grant or exercise of options, unless earlier terminated by the board. Termination of the Plan shall not effect the terms or conditions of any option granted prior to termination and the terms and conditions of the Plan will survive its termination.

         Administration of  the Plan
         ---------------------------

         The Plan provides by its terms for its administration by the Company's board of directors or a committee designated by the board consisting of two or more members of the board (the "Administrator"). The Administrator may grant options under the Plan to purchase shares of the Company's common stock to such eligible persons. The Administrator may also determine the terms and conditions of all options which may be granted, including performance measures or other criteria to be satisfied or met as a condition precedent to the grant of an option or the exercisability of all or a portion of an option, the number of shares subject to an option, purchase price, exercise, vesting, and expiration periods, subject, in the case, of incentive stock options ("ISOs"), to applicable ISO rules and regulations. Options granted may be either ISOs or non-statutory stock options ("non- ISOs" or "NSOs").

         ISOs, Generally
         ---------------

         ISOs may only be granted to employees of a company or a subsidiary (as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code")). ISOs must be granted, if at all, within 10 years of the date of the adoption of a stock option plan adopted by a company's board of directors. To the extent that the aggregate Fair Market Value, determined as of the date of grant, of shares of common stock with respect to ISOs are exercisable for the first time by a participant during any calendar year exceeds the amount established by the Code (currently $100,000), such options constitute non-ISOs. "Fair Market Value" generally means the value per share of the common stock on a fully diluted basis, as determined by the corporations's board of directors reasonably and in good faith. However, in the event such corporation's common stock is listed on a national securities exchange or eligible for sale on the Nasdaq National Market System, Fair Market Value shall equal the average closing price, or the average of the closing bid and ask prices, as the case may be, for the 10 trading days ending with the day of the action or event requiring determination of the Fair Market Value. The purchase price per share of common stock purchasable upon exercise of an ISO may not be less than 100% of Fair Market Value on the date of grant of the option; provided further that if an ISO is granted to any person who, at the time of grant, owns capital stock possessing more than 10% of the total combined voting power of all classes of capital stock of the subject corporation (or any parent of subsidiary as defined in Section 424 of the Code) (a "Ten Percent Holder"), the purchase price per share shall be the price required by the Code in order to constitute an ISO (currently, 110% of Fair Market Value). ISOs may not be exercised later than 10 years after their grant; provided further that ISOs granted to a Ten Percent Holder may not be exercised later than 5 years after their grant date.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

         General. Summarized below are the principle federal income tax consequences of stock option grants under the Plan. Recipients of options under the Plan should consult with their personal tax advisors concerning option grants and transactions in stock acquired pursuant to the Plan.

         All options that do not satisfy the requirements applicable to ISOs under Section 422 of the Code are non-statutory options or NSOs. Generally the optionee is not taxed when the NSO is granted. However, when the option is exercised, the option is taxable, subject to certain restrictions contained in
Section 83 of the Code. Section 83(a) provides that the receipt of stock that is subject to a substantial risk of forfeiture or that is nontransferable does not result in taxable income until the restriction(s) lapses. Upon lapse of the restriction, the employee recognizes compensation income (taxable at the rate applicable to ordinary income) in the amount of the spread between the value of the stock and the amount, if any, the employee paid for the stock. The employer must withhold employment taxes on this income, and generally may deduct the amount the employee includes in income as an ordinary business expense under Code Section 162.

         If the stock received upon exercise of an NSO is subject to a "substantial risk of forfeiture" or is nontransferable, the employee may elect the tax treatment available under Section 83(b) of the Code. If the employee files the election in accordance with Section 83(b) no later than 30 days after exercise of the option into non-vested stock, the employee will include in gross income the excess of the fair market value of the stock at the time of the transfer over the amount, if any, paid for it. If the election is made, the employee does not recognize any additional taxable income when the restrictions on the stock lapse, and. assuming the stock is held as a capital asset by the employee, the employee will recognize a capital gain or loss when the stock is sold. The employer is required to withhold employment taxes at the time the election is made, and generally is entitled to deduct the amount the employee includes in income.

         Section 162 Limitations.

         The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that options granted to employees whom the committee expects to be covered employees at the time a deduction arises in connection with options, will qualify as such "performance-based compensation," so that options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that options under the Plan will qualify as "performance-based compensation" that is fully deductible by us under Section 162(m).

         Importance of Consulting Tax Advisor.

         The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his/her particular situation, each recipient should consult his/her tax adviser as to the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of our common stock acquired as a result of an award.

VOTE REQUIRED. The approval of the adoption of our 2003 Stock Option Plan will be decided by an affirmative vote of a majority of the votes cast, either in person or by proxy, at the meeting by the holders of the outstanding shares of our common stock (one vote per share) (at which a quorum is present to organize the meeting).

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE ADOPTION OF OUR 2003 STOCK OPTION PLAN.

         As of June 30, 2003, we did not have any compensation plans, including individual compensation agreements, under which equity securities of the Company are authorized for issuance, except as follows:

_________________________________________________________________________________________________________
Plan Category     Number of securities to be         Weighted-average           Number of securities
                  issued upon exercise of            exercised price of         remaining available for
                  outstanding options                outstanding options,       future issuance under
                  warrants and rights                warrants and rights        equity compensation plans
                                                                                excluding securities
                                                                                reflected in column (a)

________________________(a)_______________________________(b)___________________________(c)______________

Equity                 None                          Not Applicable               Not Applicable
compensation
plans approved by
security holders
_________________________________________________________________________________________________________

Equity                120,000*                          $3.00*                          *
compensation plans
not approved by
security holders
_________________________________________________________________________________________________________

Total                 120,000                           $3.00                           *
_________________________________________________________________________________________________________

* See "MANAGEMENT" re: employment agreement with David L. George, our Chief Executive Officer.

              PROPOSAL 3 -- RATIFICATION OF THE APPOINTMENT OF THE
               INDEPENDENT AUDITING FIRM, DASZKAL BOLTON LLP, FOR
                            OUR CURRENT FISCAL YEAR.

         The board of directors has selected Daszkal Bolton LLP, independent public accountants, to audit the financial statements of the Company for our current fiscal year. Representatives of Daszkal Bolton LLP are not expected to be present at the meeting.

         VOTE REQUIRED. The ratification of the appointment of the independent auditing firm, Daszkal Bolton LLP, for our current fiscal year will be decided by an affirmative vote of the majority of the votes cast, either in person or by proxy, at the meeting by the holders of the outstanding shares of our common stock (one vote per share) (at which a quorum is present to organize the meeting).

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITING FIRM, DASZKAL BOLTON LLP, FOR OUR CURRENT FISCAL YEAR.

         On November 1, 2002, we advised our certifying accountant for the fiscal years ended June 30, 2002 and June 30, 2001, Ahearn Jasco + Company, P.A. ("Ahearn") that our board of directors had decided to dismiss such firm as of such date and to engage Daszkal Bolton LLP ("Daszkal") as of such date as our certifying accountant for the fiscal year ending June 30, 2003. Such decision was approved by our Board of Directors.

         During the period of Ahearn's engagement, there were no disagreements between the Company and Ahearn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ahearn, would have caused Ahearn to make reference thereto in connection with their report to the subject matter of the disagreements. The accountants' report on the financial statements of the Company for the fiscal years ended June 30, 2002 and 2001 contained within the Company's Form 10-KSB for the fiscal year ended June 30, 2002 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles, except to express doubt as to the Registrant's ability to continue as a going concern.

         We have not, during our two most recent fiscal years and any subsequent interim period prior to engaging Daszkal, consulted with Daszkal regarding: (I) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to the Company nor oral advice was provided that Daszkal concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the past two (2) years, we have not entered into a transaction, nor are any transactions currently proposed, with a value in excess of $60,000 with an officer, director or beneficial owner of 5% or more of our common stock, or with any member of the immediate family of any of the foregoing named persons or entities, except as described herein under "MANAGEMENT" and as follows:

         We were obligated to repay our former Chief Executive Officer, Gary D. Lipson, an aggregate of $80,000 previously advanced as loans to the Company by such person for accounting and other business expenditures together with 5% simple interest per annum within one year of August 1, 2001. All of such funds were timely repaid.

         On October 29, 2001, we entered into a consulting agreement with Public Safety Group LLC ("PSG"), a company whose managing member through August 2002 was Mr. Edward W. Lent III, a former director and Executive Vice President/Public Safety, of the Company, who resigned from the Company on October 14, 2002. Such agreement provided, in summary, for such company, on an as requested consulting basis, to report to the Company on the current state of the disaster and emergency management affairs of the U.S., assist us in integrating emergency management software into a 220 MHz SMR wireless application, and in marketing to various state and local agencies. A $30,000 advance was paid by the Company to PSG for such consulting services, which was fully expended. Such consulting relationship was further expanded to include the long term management software sub-license agreement between the Company and PSG, further discussed below.

         In April 2002, we entered into a sub-license agreement for the EM/2000 and recently renamed GeoCommand emergency management software pursuant to a ten year exclusive sub- license agreement with the licensee of such software, PSG. The sub-license agreement automatically renews for successive one year periods provided neither party is in breach of the agreement. In June 2003, we entered into a direct license agreement for the GeoCommand software with the licensor of such software.

         As of October 14, 2002, we entered into an agreement with Mr. Edward W. Lent III pursuant to which Mr. Lent resigned from all officer, director, and employee positions with the Company, effective as of such date. Such agreement provides, in summary, for the Company to pay Mr. Lent an aggregate of $30,000 on a bi-weekly basis through January 1, 2003, subject to compliance with the other terms and conditions set forth therein, including certain non-compete provisions applicable through such period and for two years thereafter relating to the 220 MHz SMR business, certain software and any improvements and/or modifications thereto.

LOANS TO OFFICERS

         We have no loans outstanding to our named executive officers.

                      FEES PAID TO OUR INDEPENDENT AUDITORS

         We were billed an aggregate of $39,650 by Daszal Bolton LLP for fiscal 2003, as further described below:

                                                    AMOUNT BILLED

DESCRIPTION OF PROFESSIONAL SERVICE                  FISCAL 2003


AUDIT FEES - professional                              $ 38,289
  services rendered for the audit
  of our annual financial
  statement and for the reviews
  of the interim financial
  statements included in our
  Form 10-QSB's

FINANCIAL INFORMATION SYSTEMS                          $      0
  DESIGN AND IMPLEMENTATION
  FEES

ALL OTHER FEES - consisting of                         $  1,361
  professional services other
  than as set forth above



The Company's board of directors has considered and is of the view that the provision of the services covered under the above headings financial information systems design and implementation fees, and all other fees, is compatible with maintaining the principal accountant's independence.


                                  MISCELLANEOUS

ANNUAL REPORT ON FORM 10-KSB/A

         We have mailed copies of our annual report, as amended, with this proxy statement to holders of shares of common stock as of the record date, November 14, 2003. We will provide without charge, to each holder of shares of common stock as of the record date, a copy of our annual report on Form 10-KSB/A for the fiscal year ended June 30, 2003 as filed with the SEC on the oral or written request of any such holder addressed to BizCom U.S.A., Inc., 5440 NW 33rd Avenue, Suite 106, Fort Lauderdale, Florida 33309 Attention: Investor Relations (telephone No. 954-777-5040).

SECTION16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, as well as persons who own more than 10% of a registered class of our equity securities, collectively referred to as the reporting persons, to file reports of initial beneficial ownership and changes in beneficial ownership on Forms 3, 4 and 5 with the SEC. Such reporting persons are also required by SEC regulations to furnish us with copies of all such reports that they file.

         To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, during and with respect to fiscal 2003, all reporting persons have timely complied with all filing requirements applicable to them.


                                  OTHER MATTERS

         As of the date of this proxy statement, we are not aware of any matter to be presented for action at the meeting other than the matters set forth above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.


                                             By Order of the Board of Directors,


                                             /s/ Hanan "Hank" Klein
                                             Hanan "Hank" Klein
                                             CHAIRMAN OF THE BOARD AND
                                             SECRETARY

November 19, 2003

                               BIZCOM U.S.A., INC.
                             2003 STOCK OPTION PLAN

I. INTRODUCTION

1.1 Purposes. The purposes of the 2003 Stock Option Plan (the "Plan") of BizCom U.S.A., Inc. (the "Company") are (i) to align the interests of the Company's stockholders and the recipients of Options under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success,
(ii) to advance the interests of the Company by attracting and retaining directors, officers, other employees, consultants and advisors, and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

1.2. Administration. This Plan shall be administered by the Board of Directors of the Company (the "Board") or a committee (the "Committee") designated by the Board consisting of two or more members of the Board. The Board or Committee, as applicable, is referred to herein as the "Administrator." The Administrator may designate an individual in the Management of the Company to assist the Administrator in conducting the day-to-day activities of administering the Plan on its behalf (the "Manager"). The Manager shall have the rights, duties and powers to act on behalf of the Administrator, pursuant to the Administrator's directives, and such acts of the Manager shall be final and binding upon the Plan.

         Subject to the terms of this Plan, the Administrator shall select eligible persons for participation in this Plan and shall determine the number of shares of Common Stock subject to each Option granted hereunder, the date of grant and exercise price of such Option, and all other terms and conditions of such Option, including, without limitation, the form of the Option agreement. The Administrator may take action whereby all Common Stock available under this Plan, whether or not then subject to an outstanding Option, shall be converted pursuant to any reorganization, merger, consolidation, sale of assets or other transaction or event, including but not limited to stock dividends and/or stock splits (the "Conversion Event"). In the event of a Conversion Event the purchase price per share of each Optionee's Option (the "Option Price") shall be appropriately adjusted by the Administrator (whose determination shall be final, binding and conclusive). Adjustments to be made to an Option Price pursuant to a Conversion Event shall be made without an increase in the aggregate Option Price.

         Further, the Administrator shall interpret the provisions of this Plan, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose conditions with respect to the grant, such as limiting competitive employment or other activities of the Optionee. The Administrator's interpretations, rules, regulations and conditions shall be final, binding and conclusive. Each Option shall be evidenced by a written agreement (the "Option Agreement") between the Company and the Optionee setting forth the terms and conditions of such Option.

         A majority of the members of the Administrator shall constitute a quorum. The acts of the Administrator shall be either (i) acts of a quorum of the Administrator present at any meeting or (ii) acts approved in writing by all of the members of the Administrator without a meeting.

1.3 Eligibility. Participants in this Plan shall consist of directors, officers, other employees, consultants and advisors, and persons expected to become directors, officers, other employees, consultants and advisors of the Company and its subsidiaries from time to time (the Subsidiaries") as the Administrator in its sole discretion may select from time to time. For purposes of this Plan, references to employment by the Company may also mean employment by a Subsidiary and service to the Company or a Subsidiary. The Administrator's selection of a person to participate in this Plan at any time shall not require the Administrator to select such person to participate in this Plan at any other time.

1.4 Shares Available. Subject to adjustment as provided in Section 3.7 hereof, two million (2,000,000) shares of Common Stock (the "Common Stock") shall be available for grants of Options under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding Options. To the extent that shares of Common Stock subject to an outstanding Option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such Option (other than by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of such Option, or to satisfy all or a portion of the tax withholding obligations relating to such Option), then such shares of Common Stock shall again be available under this Plan. Shares of Common Stock shall be made available from authorized and unissued shares of Common Stock in the Plan, or authorized and issued Options reacquired and held in the Plan.

II. STOCK OPTIONS

2.1 Grants of Stock Options. The Administrator may grant Options to purchase shares of Common Stock to such eligible persons as may be selected by the Administrator. Each Option, or portion thereof, that is not an Incentive Stock Option, shall be a "Non-Statutory Stock Option". An Incentive Stock Option may not be granted to any person who is not an employee of the Company or any subsidiary (as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code")). An "Incentive Stock Option" shall mean an Option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Administrator to constitute an Incentive Stock Option. Each Incentive Stock Option shall be granted within ten years of the date this Plan is adopted by the Board. To the extent that the aggregate Fair Market Value, as defined below (determined as of the date of grant), of shares of Common Stock with respect to which Options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds the amount (currently $100,000) established by the Code, such Options shall constitute Non-Statutory Stock Options. "Fair Market Value" of the Common Stock (or other capital securities) means the value per share of the Common Stock (or other capital securities), on a fully diluted basis, as determined by the Board reasonably and in good faith. Notwithstanding the foregoing, if the Common Stock or other capital securities are listed on a national securities exchange or eligible for sale on the NASDAQ National Market, Fair Market Value shall equal the average closing price, or the average of the closing bid and ask prices, as the case may be, for the 10 trading days ending with the day of the action or event requiring determination of the Fair Market Value hereunder.

2.2 Terms of Stock Options. Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Administrator shall deem advisable:

         (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an Option and the purchase price per share of Common Stock purchasable upon exercise of the Option shall be determined by the Administrator; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such Option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110 % of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

         (b) Option Period and Exercisability. The period during which an Option may be exercised shall be determined by the Administrator; provided, however, that no Incentive Stock Option shall be exercised later than ten (10) years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such Option shall not be exercised later than five (5) years after its date of grant. The Administrator may establish performance measures or other criteria which shall be satisfied or met as a condition precedent to the grant of an Option or to the exercisability of all or a portion of an Option. The Administrator shall determine whether an Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

         (c) Method of Exercise. An Option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full either (A) by certified or bank check payable to the order of the Company, (B) by wire transfer of immediately available funds to an account designated by the Company in writing, (C) through a broker-assisted cashless exercise procedure that affords the Optionee the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Option in order to generate sufficient cash to pay such obligation, or (D) by any combination of the foregoing, (ii) by executing such documents as the Company may reasonably request, and (iii) resolving any withholding requirements per Section 3.5 below. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the Optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid (or written arrangement made and executed by the Company for such payment in full by the Optionee has been made).

2.3 Termination of Employment or Service. Subject to the requirements of the Code, all of the terms relating to the exercise, cancellation or other disposition of an Option upon a termination of employment with the Company of the holder of such Option, whether by reason of disability, retirement, death or any other reason, shall be determined by the Administrator, Optionee's Option Agreement and Optionee's written Employment Agreement with the Company, if any. When in conflict, Optionee's written Employment Agreement with the Company shall control, supersede or add to the provisions of this Plan and/or Optionee's Option Agreement.

III. GENERAL TERMS

3.1 Effective Date and Term of Plan. The effective date of this Plan is ________, 2003. No Option may be exercised prior to such date. This Plan shall terminate when shares of Common Stock are no longer available for the grant or exercise of Options, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any Option granted prior to termination, and the terms and conditions hereof shall survive termination of the Plan.

3.2. Amendments. The Board may amend this Plan as it deems advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 422 of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 3.7 hereof) or (b) effect any change inconsistent with
Section 422 of the Code. No amendment may impair the rights of a holder of an outstanding Option without the consent of such holder.

3.3 . Agreement. No Option shall be valid until an Option Agreement is executed by the Company and the Optionee and, upon execution by the Company and the Optionee and delivery of the Option Agreement to the Company, such Option shall be effective as of the effective date set forth in the Option Agreement.

3.4 Non-Transferability. Unless otherwise specified in the Agreement relating to an Option, no Option hereunder shall be transferable other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, each Option may be exercised during the Optionee's lifetime only by the Optionee or the Optionee's legal representative or similar person. Except as permitted by the second preceding sentence, no Option hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any Option hereunder, such Option and all rights thereunder immediately become null and void.

3.5 Tax Withholding. The Company shall have the right to require concurrent with the notice to exercise and prior to the issuance or delivery of any shares of Common Stock, payment by the Optionee of any federal, state, local or other taxes, including pursuant to the terms of the Optionee's Option Agreement, which may be required to be withheld or paid in connection with an Option hereunder. An Agreement may provide that (a) the Company, in its sole discretion, will withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the Option having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with the Option (the "Tax Date") in the amount necessary to satisfy any such obligation or (b) the Optionee may satisfy any such obligation by any of the following means: (i) by certified or bank check payable to the order of the Company, (ii) by wire transfer of immediately available funds to an account designated by the Company in writing, (iii) through a broker-assisted cashless exercise procedure that affords the Optionee the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Option in order to generate sufficient cash to pay the applicable taxes, or (iv) by any combination of the foregoing. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Optionee.

3.6 Restrictions on Shares. Each Option hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such Option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise of such Option or the delivery of shares thereunder, such Option shall not be exercised and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any Option hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

3.7 Adjustment. In the event of a Conversion Event the number and class of securities subject to each outstanding Option, and the Option Price, shall be appropriately adjusted by the Administrator, such adjustments to be made in the case of outstanding Options without an increase in the aggregate Option Price. The decision of the Administrator regarding any such adjustment shall be final, binding and conclusive. If any adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) if subject to an Option under this Plan, the Company shall pay the Optionee, in connection with the first exercise of the Option in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (a) the fraction of such security (rounded to the nearest hundredth) by (b) the excess, if any, of (i) the Fair Market Value on the exercise date over (ii) the exercise price of the Option.

3.8 No Right of Participation or Employment. Neither this Plan nor any Option granted hereunder shall confer upon the Optionee any right to affect the administration of this Plan, or confer upon the Optionee the right to continued employment with the Company.

3.9 Rights as Stockholder. No person shall have any rights as a stockholder of the Company with respect to any shares of Common Stock which are subject to an Option hereunder until such person becomes a stockholder of record with respect to such shares of Common Stock.

3.10 Designation of Beneficiary. If permitted by the Company, an Optionee may file with the Administrator a written designation of one or more persons as such Optionee's beneficiary or beneficiaries (both primary and contingent) in the event of the Optionee's death. To the extent an outstanding Option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such Option. Each beneficiary designation shall become effective only when filed in writing with the Administrator during the Optionee's lifetime on a form prescribed by the Administrator. The spouse of a married Optionee domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Administrator of a new beneficiary designation shall cancel all previously filed beneficiary designations. If an Optionee fails to designate a beneficiary, or if all designated beneficiaries of an Optionee predecease the Optionee, then each outstanding Option hereunder held by such Optionee, to the extent exercisable, may be exercised by such Optionee's executor, administrator, legal representative or similar person.

3.11 Governing Law. This Plan, each Option hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed solely by the laws of the State of Florida and construed in accordance therewith without giving effect to its principles of conflicts or choice of laws.

3.12 Foreign Employees. Without amending this Plan, the Administrator may grant Options to eligible persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Administrator be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Administrator may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

                                 [DRAFT FORM OF]
                             STOCK OPTION AGREEMENT
                                  FOR EMPLOYEES

         BizCom U.S.A., Inc., a Florida corporation (the "Company"), hereby grants to _________________ (the "Optionee") this ____ day of ______________,
200_ (the "Option Date"), pursuant to the provisions of the 2003 Stock Option Plan (the "Plan"), a [non-qualified] option to purchase from the Company (the "Option") _________ shares of its Common Stock ("Stock"), at the price of $_____ share (the "Option Price") upon and subject to the terms and conditions set forth below. References to employment by the Company shall also mean employment by a Subsidiary. Capitalized terms not defined herein shall have the meanings specified in the Plan.

         1. Option Subject to Acceptance of Amendment. The Option shall be null and void unless the Optionee shall accept this Agreement by executing it in the space provided below for Optionee's signature and returning such original execution copy to the Company within fifteen (15) days of receipt of the Option by Optionee from the Company.

         2.       Time and Manner of Exercise Option.

                  2.1 Maximum Term of Option. In no event may the Option be exercised in whole or in part after 5:00 p.m. (Eastern Standard Time) on the ten
(10) year anniversary of the Option Date (the "Expiration Date");

                  2.2      Vesting and Exercisability.

                           (a) Vesting Schedule. Subject to Sections 2.2(b), 2.3
and 2.4, the Option shall vest and be exercisable on and after the dates set forth below as to the number of shares of Stock determined by multiplying the percentage indicated below on the Vesting Schedule by the total number of shares subject to the Option on the Option Date (each date shall be referred to as "Exercisability Date").

                                VESTING SCHEDULE


VESTING DATE                                   AGGREGATE PERCENTAGE VESTED
Option Date:                                   __%
First anniversary of option grant              __%
Second anniversary of option grant             __%
Third anniversary of option grant              __%
Fourth anniversary of option grant             __%

                           (b) Method of Exercise. Subject to the limitations
set forth in this Agreement, the Option may be exercised by the Optionee by giving written notice to the Company in accordance with Section 4.4 specifying the number of shares of Stock to be purchased and accompanied by payment for the Stock in full either (i) by certified or bank check payable to the order of the Company, (ii) by wire transfer of immediately available funds to an account designated by the Company in writing, or (iii) through a broker-assisted cashless exercise procedure that affords the Optionee the opportunity to sell immediately some or all of the Stock underlying the exercised portion of the Option in order to generate sufficient cash to pay for the Exercise of the Option. Any fraction of a share of Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in accordance with this Section 2.2(b) by the Optionee. No certificate representing a share of Stock shall be delivered until the full purchase price for the Stock has been paid in accordance with this Section 2.2(b).

                  2.3      Termination of Employment Prior to Exercisability
Date.

                           (a) Termination Not For Cause, Disability, Retirement
or Death. If the Optionee's employment with the Company terminates prior to the Exercisability Date for reason other than a Termination For Cause as defined in
Section 2.4(b), or because of Disability, Retirement on or after age 60 (after a minimum of 10 years of employment with the Company ("Retirement")) or Death, the Option shall be vested only to the extent it is vested in accordance with the Vesting Schedule on the effective date of the Optionee's termination of employment or date of Death and, subject to Section 2.2(b), the Vested Options may thereafter be exercised by the Optionee or the Optionee's Legal Representative or Permitted Transferees, as the case may be, until and including the latest to occur of (i) the date which is the five (5) year anniversary of the Option Date or (ii) the date which is one (1) year after the effective date of the Optionee's termination of employment or date of Death; provided, however, that in no event may the Option be exercised after the Expiration Date. For purposes of this Agreement, "Disability" shall mean the Optionee's inability, due to physical or mental incapacity, to substantially perform the Optionee's duties and responsibilities for a period of one hundred and eighty (180) consecutive days; provided, however, that for any individual Optionee who has entered into an employment agreement with the Company in writing (the "Employment Agreement"), where certain terms and conditions of the Employment Agreement differ from or are in addition to the terms and conditions of this
Section 2.3 (a) or Section 2.2(a), then such different or additional terms and conditions of the Employment Agreement shall be controlling, binding and incorporated into the terms and conditions of this Section 2.3(a) and Section 2.2(a).

                           (b) Termination For Cause. Notwithstanding any
provision of the Plan or this Agreement, if the Optionee's employment with the Company is Terminated For Cause as defined in Section 2.4(b) below prior to the Exercisability Date, the Option, whether partially or fully vested, shall terminate automatically on the effective date of the Optionee's termination of employment for cause.

                  2.4      Termination, Retirement or Death.

                           (a) If the Optionee's employment with the Company
terminates on or after the Exercisability Date by reason of Disability, Retirement or Death, the Option shall be vested only to the extent it is vested in accordance with the Vesting Schedule on the effective date of the Optionee's termination of employment or date of Death and may thereafter be exercised by the Optionee, Optionee's Legal Representative or Permitted Transferees until and including the date which is one (1) year after the effective date of the Optionee's termination of employment or date of Death; provided, however, that in no event may the Option be exercised after the Expiration Date.

                           (b) Termination For Cause. If the Optionee's
employment with the Company is Terminated For Cause on or after the Exercisability Date, the Option shall be vested only to the extent it is vested in accordance with the Vesting Schedule on the effective date of the Optionee's Termination For Cause of employment, and may thereafter be exercised by the Optionee or the Optionee's Legal Representative in accordance with Section 2.2(b); provided, however, Optionee's Vested Options can only be Exercised until and including the earliest to occur of (i) the date that is five (5) business days after the effective date of the Optionee's Termination For Cause of employment or (ii) the Expiration Date. For purposes of this Agreement, "Termination For Cause" is defined as a termination for: (i) willful failure to substantially perform duties to the Company; (ii) willful breach of confidentiality, non-disclosure or non-compete obligations to the Company; (iii) conviction of, or plea of nolo contendere to, any felony involving dishonesty or moral turpitude; or (iv) conviction for fraud, embezzlement or other act of dishonesty that causes material injury to the Company or any of its Affiliates.

                           (c) Other Terminations. If the Optionee's employment
with the Company terminates on or after the Exercisability Date for any reason other than Disability, Retirement, Termination For Cause or Death, the Option shall be vested only to the extent it is vested in accordance with the Vesting Schedule on the effective date of the Optionee's termination of employment and may thereafter be exercised by the Optionee or the Optionee's Legal Representative until and including the earliest to occur of (i) the date that is 90 days after the effective date of the Optionee's termination of employment or
(ii) the Expiration Date.

                  2.5 Death Following Termination of Employment. If the Optionee dies during the period set forth in Section 2.3(a) following termination of employment prior to the Exercisability Date by reason of Disability or Retirement, during the period set forth in Section 2.4(a) following termination of employment on or after the Exercisability Date by reason of Disability or Retirement, during the period set forth in 2.4(b) following Termination For Cause on or after the Exercisability Date, or during the period set forth in Section 2.4(c) following termination of employment on or after the Exercisability Date for any reason other than Disability, Retirement, Termination For Cause or Death, the Option shall be vested only to the extent it is vested on the date of death in accordance with the Vesting Schedule, and subject to Section 2.2(b), the Option may thereafter be exercised by the Optionee's Legal Representative until and including the last date on which the Option may be exercised as determined under Section 2.3(a), 2.4(a), 2.4(b), or 2.4(c).

         3.      Additional Terms and Conditions of Option.

                  3.1 Non-transferability of Option. The Option may not be transferred by the Optionee other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, during the Optionee's lifetime the Option is exercisable only by the Optionee or the Optionee's Legal Representative. Except to the extent permitted by the foregoing, the Option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the Option, the Option and all rights hereunder shall immediately become null and void.

                  3.2      Withholding Taxes.

                           (a) As a condition precedent to the delivery of Stock
upon exercise of the Option, the Optionee shall upon request by the Company, pay to the Company in addition to the purchase price of the shares such amount of cash as may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the "Required Tax Payments") with respect to such exercise of the Option. If the Optionee shall fail to advance Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Optionee.

                           (b) The Optionee may elect to satisfy his or her
obligation to advance the Required Tax Payments by any of the following means:
(1) by certified or bank check payable to the order of the Company, (2) by wire transfer of immediately available funds to an account designated by the Company in writing, or (3) through a broker-assisted cashless exercise procedure that affords the Optionee the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Option in order to generate sufficient cash to pay the Required Tax Payments. Any fraction of a share of Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Optionee in accordance with this Section 3.2(b).

                  3.3 Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Stock other than a regular cash dividend, the number and class of securities subject to the Option and the purchase price per security shall be appropriately adjusted by the Administrator without an increase in the aggregate purchase price. If any adjustment would result in a fractional security being subject to the Option, the Company shall pay the Optionee, in connection with the first exercise of the Option occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the exercise date over (B) the exercise price of the Option. The decision of the Administrator regarding any such adjustment shall be final, binding and conclusive.

                  3.4 Delivery of Certificates. Upon the exercise of the Option, in whole or in part, the Company shall deliver or cause to be delivered one or more certificates representing the number of shares purchased against full payment therefor. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in Section 3.2.

                  3.5 Option Confers No Rights as Stockholder. The Optionee shall not be entitled to any privileges of ownership with respect to shares of Stock subject to the Option unless and until purchased and delivered upon the exercise of the Option, in whole or in part, and the Optionee becomes a stockholder of record with respect to such delivered shares.

                  3.6 Option Confers No Rights to Continued Employment. In no event shall the granting of the Option or its acceptance by the Optionee give or be deemed to give the Optionee any right to continued employment by the Company.

                  3.7 Decisions of Administrator. The Administrator shall have the right to resolve all questions that may arise in connection with the Option or its exercise. Any interpretation, determination or other action made or taken by the Administrator regarding the Plan or this Agreement shall be final, binding and conclusive.

                  3.8 Company to Reserve Shares. The Company shall at all times prior to the expiration or termination of the Option reserve and keep available, either in its treasury or out of its authorized but unissued shares of Stock, the full number of shares subject to the Option from time to time.

                  3.9 Agreement Subject to the Plan. This Agreement is subject to the provisions of the Plan and shall be interpreted in accordance therewith. The Optionee hereby acknowledges receipt of a copy of the Plan.

         4.       Miscellaneous Provisions.

                  4.1 Designation as Nonqualified Stock Option. The Option is hereby designated as not constituting an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. This Agreement shall be interpreted and treated consistently with such designation.

                  4.2 Meaning of Certain Terms. "Legal Representative" shall include an executor, administrator, legal representative, guardian or similar person and "Permitted Transferee" shall include any transferee (i) pursuant to a transfer permitted under Section 3.4 of the Plan or (ii) designated pursuant to this section.

                  4.3 Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Optionee, acquire any rights hereunder in accordance with this Agreement or the Plan.

                  4.4 Notices. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to BizCom U.S.A., Inc., 5440 NW 33rd Avenue, Suite 106, Fort Lauderdale, FL 33309 Attention: Chief Executive Officer, and if to the Optionee, to ___________________________. All notices, requests or other communications provided for in this Agreement shall be made in writing to the address as stated in this Section 4.4 either by personal delivery or certified mail. If a notice, request or other communication sent to the Company by Optionee pursuant to this Option agreement is not received by the Company during regular business hours it shall be deemed to be received by the Company on the next succeeding business day of the Company.

                  4.5 Governing Law; Jurisdiction; Venue; Attorney's Fees. This Agreement, the Option and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed solely by the laws of the State of Florida and construed in accordance therewith without giving effect to its principles of conflicts or choice of laws. Jurisdiction and venue for any action and/or proceeding relating to or arising out of this Agreement shall be solely in the federal and/or state courts located in Broward County, Florida. The prevailing party in any such action and/or proceeding shall be entitled to recover its reasonable attorney's fees and costs from the other party.

                  4.6 Counterparts. This Agreement may be executed in two counterparts each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

                                                Accepted:
BIZCOM U.S.A., INC.


By:____________________________                 ________________________________
      Name:                                     Optionee
      Title:

                               BIZCOM U.S.A., INC.
               ANNUAL MEETING OF SHAREHOLDERS -- DECEMBER 6, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, a shareholder of BIZCOM U.S.A., INC. (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint Mr. Hanan "Hank" Klein proxy with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Shareholders of the Company to be held at The Westin Hotel, 400 Corporate Drive, Fort Lauderdale, Florida 33334 on December 6, 2003 at 9:30 a.m., Eastern Standard Time, or at any adjournment or postponement thereof, and there to vote, as designated below, all shares of Common Stock of said Company which the undersigned would be entitled to vote if personally present at said meeting, all as described in the Proxy Statement dated November 19, 2003, receipt of which, together with the Annual Report to Shareholders is hereby acknowledged, as follows:

1. Election of Directors by the holders of the Common Stock.

 |_| FOR the nominee listed below:        |_| WITHHOLD AUTHORITY to vote for the
                                              nominee listed below:
     Hanan "Hank" Klein

2. To approve the adoption of the Company's 2003 Stock Option Plan.

         |_| FOR                     |_| AGAINST                    |_| ABSTAIN

3. To ratify the appointment of the independent auditing firm, Daszkal Bolton LLP, for the Company's fiscal year ending June 30, 2004.

         |_| FOR                     |_| AGAINST                    |_| ABSTAIN

4. In their discretion, said proxies are authorized to vote upon any other business which may properly come before the Meeting.

         THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST "FOR" ITEMS 1, 2 AND 3.

                                              DATED:_______________________,2003

                                              __________________________________
                                              SIGNATURE

                                              __________________________________
                                              SIGNATURE IF HELD JOINTLY


NOTE: Your signature should appear as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS REQUESTS THAT YOU FILL IN, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.